                                                              EXHIBIT (h)(11)(i)

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                       Sincerely,

                                       -s- Michael J. Roland
                                       ----------------------------------
                                       Michael J. Roland
                                       Executive Vice President & Chief
                                       Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:   -s- Edward G. McGann
      ---------------------------------
Name:  EDWARD G. MCGANN
Title: VICE PRESIDENT, Duly Authorized
            10/22/03

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                       EFFECTIVE DATE
-----                                                       --------------
ING EQUITY TRUST
    ING Convertible Fund                                     June 9, 2003
    ING Disciplined LargeCap Fund                            June 9, 2003
    ING Equity and Bond Fund                                 June 9, 2003
    ING Financial Services Fund                              June 9, 2003
    ING Growth Opportunities Fund                            June 9, 2003
    ING LargeCap Growth Fund                                 June 9, 2003
    ING MidCap Opportunities Fund                            June 9, 2003
    ING MidCap Value Fund                                    June 9, 2003
    ING Principal Protection Fund                            June 2, 2003
    ING Principal Protection Fund II                         June 2, 2003
    ING Principal Protection Fund III                        June 2, 2003
    ING Principal Protection Fund IV                         June 2, 2003
    ING Principal Protection Fund V                          June 2, 2003
    ING Principal Protection Fund VI                         June 2, 2003
    ING Principal Protection Fund VII                         May 1, 2003
    ING Principal Protection Fund VIII                      October 1, 2003
    ING Principal Protection Fund IX                             TBD
    ING Real Estate Fund                                     June 9, 2003
    ING SmallCap Opportunities Fund                          June 9, 2003
    ING SmallCap Value Fund                                  June 9, 2003
    ING Tax Efficient Equity Fund                            June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                            April 7, 2003
    ING GNMA Income Fund                                     April 7, 2003
    ING High Yield Bond Fund                                 April 7, 2003
    ING High Yield Opportunity Fund                          April 7, 2003
    ING Intermediate Bond Fund                               April 7, 2003
    ING Lexington Money Market Trust                         April 7, 2003
    ING Money Market Fund                                    April 7, 2003
    ING National Tax-Exempt Bond Fund                        April 7, 2003
    ING Strategic Bond Fund                                  April 7, 2003

ING GET FUND
    ING GET Fund - Series D                                  July 14, 2003
    ING GET Fund - Series E                                  July 14, 2003
    ING GET Fund - Series G                                  July 14, 2003
    ING GET Fund - Series H                                  July 14, 2003
    ING GET Fund - Series I                                  July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
    ING GET Fund - Series J                                   July 14, 2003
    ING GET Fund - Series K                                   July 14, 2003
    ING GET Fund - Series L                                   July 14, 2003
    ING GET Fund - Series M                                   July 14, 2003
    ING GET Fund - Series N                                   July 14, 2003
    ING GET Fund - Series P                                   July 14, 2003
    ING GET Fund - Series Q                                   July 14, 2003
    ING GET Fund - Series R                                   July 14, 2003
    ING GET Fund - Series S                                   July 14, 2003
    ING GET Fund - Series T                                   July 14, 2003
    ING GET Fund - Series U                                   July 14, 2003
    ING GET Fund - Series V                                  March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                         June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                     January 6, 2003
    ING AIM Mid Cap Growth Portfolio                         January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                    January 6, 2003
    ING American Funds Growth Portfolio                    September 2, 2003
    ING American Funds Growth-Income Portfolio             September 2, 2003
    ING American Funds International Portfolio             September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio          January 13, 2003
    ING Capital Guardian Managed Global Portfolio           January 13, 2003
    ING Capital Guardian Small Cap Portfolio                January 13, 2003
    ING Developing World Portfolio                          January 13, 2003
    ING Eagle Asset Value Equity Portfolio                   January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio                January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio      January 6, 2003
    ING Hard Assets Portfolio                               January 13, 2003
    ING International Portfolio                             January 13, 2003
    ING Janus Growth and Income Portfolio                   January 13, 2003
    ING Janus Special Equity Portfolio                      January 13, 2003
    ING Jennison Equity Opportunities Portfolio              January 6, 2003
    ING JPMorgan Fleming Small Cap Equity Portfolio         January 13, 2003
    ING Julius Baer Foreign Portfolio                       January 13, 2003
    ING Limited Maturity Bond Portfolio                      January 6, 2003
    ING Liquid Assets Portfolio                              January 6, 2003
    ING Marsico Growth Portfolio                            January 13, 2003
    ING Mercury Focus Value Portfolio                        January 6, 2003
    ING Mercury Fundamental Growth Portfolio                 January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
    ING MFS Mid Cap Growth Portfolio                        January 13, 2003
    ING MFS Research Portfolio                              January 13, 2003
    ING MFS Total Return Portfolio                          January 13, 2003
    ING PIMCO Core Bond Portfolio                           January 13, 2003
    ING PIMCO High Yield Portfolio                                  TBD
    ING Salomon Brothers All Cap Portfolio                  January 6, 2003
    ING Salomon Brothers Investors Portfolio                January 6, 2003
    ING T. Rowe Price Capital Appreciation Portfolio        January 13, 2003
    ING T. Rowe Price Equity Income Portfolio               January 13, 2003
    ING UBS U.S. Balanced Portfolio                         January 6, 2003
    ING Van Kampen Equity Growth Portfolio                  January 13, 2003
    ING Van Kampen Global Franchise Portfolio               January 13, 2003
    ING Van Kampen Growth and Income Portfolio              January 13, 2003
    ING Van Kampen Real Estate Portfolio                    January 13, 2003

ING MAYFLOWER TRUST
    ING Growth + Value Fund                                  June 9, 2003
    ING International Value Fund                           November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                            November 3, 2003
    ING Foreign Fund                                         July 1, 2003
    ING Global Equity Dividend Fund                       September 2, 2003
    ING Global Real Estate Fund                            November 3, 2003
    ING International Fund                                 November 3, 2003
    ING International SmallCap Growth Fund                 November 3, 2003
    ING Precious Metals Fund                               November 3, 2003
    ING Russia Fund                                        November 3, 2003
    ING Worldwide Growth Fund                              November 3, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                  June 2, 2003
    ING Aeltus Money Market Fund                             June 2, 2003
    ING Balanced Fund                                        June 2, 2003
    ING Bond Fund                                            June 2, 2003
    ING Classic Principal Protection Fund I                  June 2, 2003
    ING Classic Principal Protection Fund II                 June 2, 2003
    ING Classic Principal Protection Fund III                June 2, 2003
    ING Classic Principal Protection Fund IV                 June 2, 2003
    ING Government Fund                                      June 2, 2003
    ING Growth Fund                                          June 9, 2003
    ING Growth and Income Fund                               June 9, 2003
    ING Index Plus LargeCap Fund                             June 9, 2003
    ING Index Plus MidCap Fund                               June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
    ING Index Plus Protection Fund                            June 2, 2003
    ING Index Plus SmallCap Fund                              June 9, 2003
    ING International Growth Fund                           November 3, 2003
    ING Small Company Fund                                    June 9, 2003
    ING Strategic Allocation Balanced Fund                    June 2, 2003
    ING Strategic Allocation Growth Fund                      June 2, 2003
    ING Strategic Allocation Income Fund                      June 2, 2003
    ING Technology Fund                                       June 2, 2003
    ING Value Opportunity Fund                                June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio            July 7, 2003
    ING VP Strategic Allocation Growth Portfolio              July 7, 2003
    ING VP Strategic Allocation Income Portfolio              July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                        July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                   June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                 September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                        TBD
    ING GET U.S. Core Portfolio - Series 4                        TBD
    ING GET U.S. Core Portfolio - Series 5                        TBD
    ING GET U.S. Core Portfolio - Series 6                        TBD
    ING GET U.S. Opportunity Portfolio - Series 1                 TBD
    ING GET U.S. Opportunity Portfolio - Series 2                 TBD
    ING VP Worldwide Growth Portfolio                       November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                                   July 7, 2003
    ING VP Index Plus LargeCap Portfolio                      July 7, 2003
    ING VP Index Plus MidCap Portfolio                        July 7, 2003
    ING VP Index Plus SmallCap Portfolio                      July 7, 2003
    ING VP International Equity Portfolio                   November 3, 2003
    ING VP Small Company Portfolio                            July 7, 2003
    ING VP Technology Portfolio                               July 7, 2003
    ING VP Value Opportunity Portfolio                        July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                            October 6, 2003
    ING VP Disciplined LargeCap Portfolio                   October 6, 2003
    ING VP Growth + Value Portfolio                         October 6, 2003
    ING VP Growth Opportunities Portfolio                   October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
    ING VP High Yield Bond Portfolio                        October 6, 2003
    ING VP International Value Portfolio                    November 3, 2003
    ING VP LargeCap Growth Portfolio                        October 6, 2003
    ING VP MagnaCap Portfolio                               October 6, 2003
    ING VP MidCap Opportunities Portfolio                   October 6, 2003
    ING VP SmallCap Opportunities Portfolio                 October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                               July 7, 2003

ING VP BOND PORTFOLIO                                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                          November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                 July 7, 2003

ING VP NATURAL RESOURCES TRUST                              October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                          October 6, 2003
    The Bond Portfolio                                      October 6, 2003
    The Money Market Portfolio                              October 6, 2003
    The Stock Portfolio                                     October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.